November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X AND CLASS Y
The Aggressive Equity Portfolio
The Dividend Growth Portfolio
The Equity Portfolio
The European Growth Portfolio
The Global Advantage Portfolio
The Global Dividend Growth Portfolio
The High Yield Portfolio
The Income Builder Portfolio
The Information Portfolio
The Limited Duration Portfolio
The Quality Income Plus Portfolio
The S&P 500 Index Portfolio
The Strategist Portfolio
The Utilities Portfolio
Dated May 1, 2004

Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for each Portfolio ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to each Portfolio by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by each Portfolio with the Administrator. Such change has resulted in a .08% reduction in the advisory fee concurrent with the implementation of a .08% administration fee pursuant to the new administration agreement.

With respect to the Aggressive Equity Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

With respect to the Dividend Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion.

With respect to the European Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.87% of the portion of daily net assets not exceeding $500 million; 0.82% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of daily net assets exceeding $3 billion.

With respect to the Global Advantage Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion.

With respect to the Global Dividend Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion.

With respect to the High Yield Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.42% of the portion of daily net assets not exceeding $500 million; 0.345% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of daily net assets exceeding $3 billion.

With respect to the Income Builder Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.67% of the portion of the net assets not exceeding $500 million; and 0.645% of the portion of daily net assets exceeding $500 million.

With respect to the Information Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.67% of the portion of the Fund's daily net assets not exceeding $500 million, 0.645% of the portion of the Fund's daily net assets exceeding $500 million but not exceeding $3 billion and 0.62% of the portion of the Fund's daily net assets exceeding $3 billion.

With respect to the Limited Duration Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.30% of the Fund's daily net assets.

With respect to the Quality Income Plus Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.42% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion.

With respect to the Utilities Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion.

Although the entities providing administration services to each Portfolio have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by any Portfolio for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by any Portfolio.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

LIT SPT VIS SERIES 11/04